BrightSpire Capital, Inc. Announces First Quarter 2022 Financial Results NEW YORK, May 3, 2022 – BrightSpire Capital, Inc. (NYSE: BRSP) (“BrightSpire Capital” or the “Company”) today announced its financial results for the first quarter ended March 31, 2022 and certain updates. The Company reported first quarter 2022 GAAP net income attributable to common stockholders of $27.7 million, or $0.21 per share, and Distributable Earnings and Adjusted Distributable Earnings of $28.8 million, or $0.22 per share. The Company reported GAAP net book value of $11.26 per share and undepreciated book value of $12.36 per share as of March 31, 2022. Michael J. Mazzei, Chief Executive Officer, commented, “BrightSpire Capital had a successful first quarter, highlighted by solid originations activity and positive net deployment, translating into our fifth consecutive quarterly dividend increase. During the quarter, we committed $589 million of capital into new loans and our total loan portfolio now stands at $3.8 billion, up from $2.8 billion a year ago and is well diversified with 110 loans and an average size of $34 million.” Supplemental Financial Report A First Quarter 2022 Supplemental Financial Report is available on the Shareholders – Events and Presentations section of the Company’s website at www.brightspire.com. This information will be furnished to the SEC in a Current Report on Form 8-K. We refer to “Distributable Earnings” and “Adjusted Distributable Earnings”, which are non-GAAP financial measures, in this release. A reconciliation to net income/(loss) attributable to BrightSpire Capital, Inc. common stockholders, the most directly comparable GAAP measure, is included in our full detailed First Quarter 2022 Supplemental Financial Report and is available on our website at www.brightspire.com. First Quarter 2022 Conference Call The Company will conduct a conference call to discuss the financial results on May 3, 2022 at 10:00 a.m. ET / 7:00 a.m. PT. To participate in the event by telephone, please dial (877) 407-0784 ten minutes prior to the start time (to allow time for registration). International callers should dial (201) 689-8560. The call will also be broadcast live over the Internet and can be accessed on the Shareholders section of the Company’s website at www.brightspire.com. A webcast of the call will be available for 90 days on the Company’s website. For those unable to participate during the live call, a replay will be available starting May 3, 2022 at 1:00 p.m. ET / 10:00 a.m. PT, through May 10, 2022, at 11:59 p.m. ET / 8:59 p.m. PT. To access the replay, dial (844) 512-2921 and use conference ID code 113728498. International callers should dial (412) 317-6671 and enter the same conference ID. Dividend Announcement On March 15, 2022, the Company’s Board of Directors declared a quarterly cash dividend of $0.19 per share to holders of Class A common stock for the first quarter of 2022, which was paid on April 15, 2022, to common stockholders of record on March 31, 2022. Previously, on November 3, 2021, the Company’s Board of Directors declared a quarterly cash dividend of $0.18 per share to holders of Class A common stock for the fourth quarter of 2021, which was paid on January 14, 2022, to common stockholders of record on December 31, 2021. About BrightSpire Capital, Inc. BrightSpire Capital, Inc. (NYSE: BRSP), formerly Colony Credit Real Estate, Inc. (NYSE: CLNC), is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com. Cautionary Statement Regarding Forward-Looking Statements This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” Exhibit 99.1

“estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company’s investments, financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in the Company’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties (including impacts of rising interest rates); the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO’s on a go forward basis, including at a reduced cost of capital; and the impact of legislative, regulatory, tax and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in BrightSpire Capital’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so. Investor Relations BrightSpire Capital, Inc. Addo Investor Relations Lasse Glassen 310-829-5400